UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):	June 5, 2008

The Middleton Doll Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-22663	39-1364345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N22 W23977 Ridgeview Parkway, Suite 700, Waukesha, Wisconsin 53188
(Address of principal executive offices, including zip code)

(262) 347-2904
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 5, 2008 The Middleton Doll Company issued a press release discussing the redemption of its preferred stock (the “Press Release”). A copy of the Press Release is being filed as Exhibit 99 to this Report and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

	(99)	Press Release of The Middleton Doll Company, dated June 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Middleton Doll Company

Date:	June 5, 2008	By:	/s/ Craig R. Bald
Craig R. Bald
Chief Financial Officer

The Middleton Doll Company

Exhibit Index to Current Report on Form 8-K
Dated June 5, 2008

Exhibit Number

(99)	Press Release dated June 5, 2008: Middleton Doll Discusses Redemption of Preferred Stock

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